UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE SUSTAINABLE & SOCIAL IMPACT TERM FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

July 10, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Sustainable and Social Impact Term Fund (“TEAF”) (each a “Company” and collectively, the “Companies”) on Thursday, August 14, 2025 at 10:00 a.m., Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

At the meeting, you will be asked to:

●	For each Company: elect three directors of the Company;

●	For each Company: ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2025; and

●	For each Company: consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by New York Stock Exchange (“NYSE”) rules.

Enclosed with this letter are answers to questions you may have about the director election and the ratification of auditors, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote “for” the approval of each of the Company’s proposals. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please contact the client relations department of Tortoise Capital Advisors, L.L.C., the investment adviser to the Companies, by calling 1-866-362-9331.

Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely,

Matthew G.P. Sallee
Chief Executive Officer of TYG and TEAF

NOTE: Even if you plan to attend the meeting, stockholders are requested to fill in, sign, date and return the accompanying proxy card in the enclosed envelope without delay. Stockholders may also authorize their proxies by telephone and internet as described further in the enclosed materials.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.

WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.

This proxy contains three proposals for each Company to: (i) elect (A) one director to serve until the 2026 Annual Stockholder Meeting and (B) two directors to serve until the 2028 Annual Stockholder Meeting; (ii) ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm; and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q.

HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.

The Board of Directors of each of TYG and TEAF unanimously recommends that you vote “FOR” the proposal to elect Thomas Florence and Andrew Iseman to serve as a director of each Company until the 2028 Annual Meeting of Stockholders, and to elect Alexandra Herger to serve as a director of each Company until the 2026 Annual Meeting of Stockholders; and “FOR” the proposal to ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2025.

Q.

HOW CAN I VOTE?

A.

Voting is quick and easy. If you hold your shares directly as a stockholder of record, you may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Annual Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to vote your shares in advance of the Annual Meeting, as you will not be able to vote during the Annual Meeting itself unless you request and provide to each applicable Company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Annual Meeting, please let us know by calling 1-866-362-9331. Regardless of whether you plan to vote during the Annual Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in each applicable Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on June 25, 2025.

Q.

HOW DOES HOLDING MY SHARES THROUGH A BROKER, INSTEAD OF HOLDING THEM DIRECTLY IN MY OWN NAME, IMPACT THE WAY THAT MY SHARES MAY BE VOTED ON EACH AGENDA ITEM AT THE ANNUAL MEETING UNDER NYSE RULES?

A.

If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Companies understand that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Pursuant to these NYSE rules, Proposal No. 2 for each Company for this year’s Annual Meeting, ratification of the Board’s selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025, qualifies as a “routine” matter, and Proposal No. 1, the election of three directors of each Company, qualifies as a “non-routine” matter. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters.

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For a more detailed description of the application of the votes required for approval of each agenda item at the Annual Meeting, and of the impact of abstentions and broker non-votes (if any) on the outcome of each such vote and for purposes of determining the presence of a quorum as required for conducting business at the Annual Meeting, please refer to the information presented under the subheading “Required Vote and Directors’ Recommendation” with respect to each such item.

Q.

HOW WILL MY SHARES BE VOTED IF I RETURN THE ACCOMPANYING PROXY CARD?

A.

The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Company prior to or at the Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to a matter, the shares represented by such proxy card will be voted in accordance with the choice specified.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of Thomas Florence and Alexandra Herger (Proposal 1), FOR the ratification and appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2025 (Proposal 2) and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

Q.

HOW DID THE BOARD OF DIRECTORS CONSIDER THE RESULTS OF THE SHAREHOLDER VOTE ON LAST YEAR’S BOARD DECLASSIFICATION PROPOSAL?

A.

At the 2024 Annual Meeting, the stockholders of each of TYG and TEAF approved a precatory proposal that was put forward by Saba Capital Master Fund, Ltd., through its investment adviser Saba Capital Management, L.P. (collectively, “Saba”) concerning declassification of the Board of Directors. The Board has decided not to propose action to effect such declassification at the 2025 Annual Meeting, following the Board’s careful consideration of (A) extensive and confidential engagement by the Board and members of management with various stockholders following the 2024 Annual Meeting, (B) numerous other steps taken by the Board and management of both Companies since the 2024 Annual Meeting to address many of the issues raised by Saba and (C) the Board’s belief, as discussed in the Companies’ 2024 Annual Meeting proxy statement, that maintaining a classified Board of Directors at this time continues to serve the best interests of each Company and its stockholders by appropriately supporting the independence and accountability of the directors to each Company’s stockholders while also promoting stability and continuity of management for each Company at the Board level.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to

read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Sustainable And Social Impact Term Fund:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, a Maryland corporation, and Tortoise Sustainable and Social Impact Term Fund, a Maryland statutory trust (each a “Company” and, collectively, the “Companies”), will be held on Thursday, August 14, 2025 at 10:00 a.m. Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211 for the following purposes:

1.	For each Company: To elect (i) one director of the Company, to hold office for a term of one year and until her successor is duly elected and qualified and (ii) two directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified;

2.	For each Company: To ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2025; and

3.	For each Company: To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on June 25, 2025 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Jeffrey S. Kruske
Secretary

July 10, 2025

Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. If you choose to vote using the enclosed proxy card, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote by attending and voting at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 14, 2025

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Sustainable and Social Impact Term Fund (“TEAF”) (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy card, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on August 14, 2025. The Board of Directors of each Company has fixed the close of business on June 25, 2025 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about, July 10, 2024.

Each Company’s annual report can be accessed through its link on the closed-end fund section of its investment adviser’s website (www.tortoisecapital.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 14, 2025: This combined proxy statement is available on the internet at https://cef.tortoisecapital.com/proxy-information/. On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

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Proposals	Class of Stockholders of Each Company Entitled to Vote
For Each Company

1.

To elect the following three individuals as directors of the Company, for Thomas Florence and Andrew Iseman to each to hold office for a term of three years and for Alexandra Herger to hold office for a term of one year, and until his or her successor is duly elected and qualified:

Thomas Florence	For TYG – Preferred Stockholders only, voting as a class For TEAF – Common Stockholders, voting as a class
Alexandra A. Herger	For TYG – Common Stockholders and Preferred Stockholders, voting as a class For TEAF – Common Stockholders, voting as a class
Andrew J. Iseman	For TYG – Common Stockholders and Preferred Stockholders, voting as a class For TEAF – Common Stockholders, voting as a class
For Each Company:
2. To ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2025.	For TYG – Common Stockholders and Preferred Stockholders, voting together as a single class For TEAF – Common Stockholders voting as a class
For Each Company:
3. To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.	For TYG – Common Stockholders and Preferred Stockholders, voting together as a single class For TEAF – Common Stockholders voting as a class

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PROPOSAL ONE

ELECTION OF THREE DIRECTORS

The Board of Directors of each Company unanimously nominated Thomas Florence, Alexandra Herger and Andrew Iseman, following a recommendation by the Nominating and Governance Committee of each of TYG and TEAF, for election as director at the combined annual meeting of stockholders of the Companies. Thomas Florence and Andrew Iseman are nominated for a term that will expire on the date of the 2028 annual meeting of stockholders and Alexandra Herger is nominated for a term that will expire on the date of the 2026 annual meeting of stockholders. Mr. Florence, Mr. Iseman and Ms. Herger have consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that Mr. Florence, Mr. Iseman or Ms. Herger will be unavailable to serve.

At the 2024 Annual Meeting, the stockholders of each Company approved a precatory proposal that was put forward by Saba Capital Master Fund, Ltd., through its investment adviser Saba Capital Management, L.P. (collectively, “Saba”) concerning declassification of the Board of Directors. The Board has decided not to propose action to effect such declassification at the 2025 Annual Meeting, following the Board’s careful consideration of (A) extensive and confidential engagement by the Board and members of management with various stockholders following the 2024 Annual Meeting, (B) numerous other steps taken by the Board and management of both Companies since the 2024 Annual Meeting to address many of the issues raised by Saba and (C) the Board’s belief, as discussed in the Companies’ 2024 Annual Meeting proxy statement, that maintaining a classified Board of Directors at this time continues to serve the best interests of each Company and its stockholders by appropriately supporting the independence and accountability of the directors to each Company’s stockholders while also promoting stability and continuity of management for each Company at the Board level.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Florence, Mr. Iseman and Ms. Herger as a director of each Company. Currently, each Company has four directors. In accordance with each Company’s Articles of Incorporation (or in the case of TEAF, its Declaration of Trust), its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. In order to more evenly distribute the terms of each Company’s classified Board of Directors, in accordance with the recommendation of the Nominating and Governance Committee, the Board of Directors has determined to increase the number of directors that shall constitute the full Board of Directors of each Company to five (5) individuals, effective as of the date of the Annual Meeting, with the new vacancy thereby created to be filled by Alexandra Herger as a class I director with an initial one-year term expiring at the 2026 annual meeting of each Company’s shareholders, following which it is anticipated that the nominee to fill this seat would stand for election to a new three-year term at the 2026 Annual Meeting. The term of Conrad S. Ciccotello expires on the date of the 2026 annual meeting of stockholders of each Company and the term of Rand Berney expires on the date of the 2027 annual meeting of stockholders of each Company. Pursuant to the terms of TYG’s preferred shares, the preferred stockholders of TYG have the exclusive right to elect two directors to their Company’s Board. Mr. Berney, who was elected to a three-year term at the 2024 annual meeting, is one of these two directors and the Board of TYG has designated Mr. Florence as the director the preferred stockholders of the Company shall have the right to elect at this year’s Annual Meeting.

Holders of the preferred shares of TYG will vote as a class (with no voting by holders of common shares) on the election of Mr. Florence as director of TYG. Holders of both common stock and preferred shares of TYG, voting together as a single class, will vote on the election of Ms. Herger and Mr. Iseman as directors of TYG. Holders of common shares of TEAF will vote as a class on the election of Mr. Florence, Ms. Herger and Mr. Iseman as directors of TEAF. Stockholders do not have cumulative voting rights.

3

With respect to each Company, if elected, Mr. Florence and Mr. Iseman will hold office until the 2028 annual meeting of stockholders of each Company and Ms. Herger will hold office until the 2026 annual meeting of the stockholders of each Company, and until their successors are duly elected and qualified. If Mr. Florence, Ms. Herger or Mr. Iseman is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As of May 31, 2025, for each Director, the Fund Complex included TYG and TEAF. For Mr. Florence and Mr. Iseman, the Fund Complex also includes Tortoise Essential Energy Fund (“TPZ”), Tortoise North American Pipeline Find (“TPYP”) and Tortoise Energy Infrastructure Total Return Fund (“TORIX”), each of whose investment adviser is the Adviser and on whose boards Mr. Florence and Mr. Iseman both serve. For Mr. Ciccotello, the Fund Complex also includes Tax-Exempt Private Credit Fund, Inc. (“TSIFX”) whose investment adviser is the Adviser and on whose board Mr. Ciccotello serves. The Adviser also serves as the investment adviser to three open end mutual funds.

Nominees For Director Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Alexandra A. Herger (Born 1957)	Director of TYG since January 1, 2015; Director of TEAF since inception.	Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.	Two	None

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Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Andrew J. Iseman (Born 1964)	Director Nominee	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010-2018); Chief Operating Officer, RK Capital Management (2009-2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007-2008); Senior Vice President, INTECH (2005-2007); Vice President of Investment Operations, Janus Capital Group (2003- 2005); Chief Operating Officer, Berger Financial Group (1996-2003); Product Manager, DST Systems (1993-1996); Senior Compliance Examiner, FINRA (1987-1993).	Five	Pacific Select Fund; Pacific Funds Series Trust

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Nominee For Director Who Is An Interested Director:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Tom Florence (Born 1962)	Director and Chairman of the Board of each Company since January 2025 for each of TYG and TEAF; since November 2024 for Tortoise Capital Series Trust	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	Five	Tortoise Capital Series Trust

Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Rand C. Berney (Born 1955)	Director of TYG since January 1, 2014; Director of TEAF since inception.	Formerly Executive-in- Residence, College of Business Administration, Kansas State University from 2012-2022; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants	Two	None

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Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello (Born 1960)	Director of each Company since its inception.	Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Formerly Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	Three	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

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In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Company’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Mr. Florence, his experience and familiarity with the Companies’ day-to-day operations and the individuals with responsibility for the Companies’ management and operations; Mr, Iseman, experience as a chief operating officer; and Ms. Herger, executive leadership and business experience.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the Companies. In addition, as to each director other than Mr. Florence, his or her status as an Independent Director; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board of Directors of each Company. Mr. Florence is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects each Board of Directors’ belief that his experience, familiarity with each Company’s day-to-day operations and the individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his familiarity with each Company’s administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors (which number is expected in increase to four Independent Directors following the 2025 Annual Meeting), serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

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Information About Executive Officers

Mr. Florence is the Chairman of the Board of each Company. The preceding tables give more information about Mr. Florence. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Matthew G.P. Sallee (Born 1978)	Chief Executive Officer of each Company since June 7, 2024; President of TYG since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.	Two	None
Sean Wickliffe (Born 1989)	Principal Financial Officer and Treasurer of each Company since April 1, 2024; Vice President and Assistant Treasurer of TYG and TEAF from July 14, 2021 to April 1, 2024.	Director of Operations of the Adviser since January 2025. Vice President – Financial Operations of the Adviser from January 2021 through December 2024; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.	Two	None

As of May 31, 2025, for each executive officer, the Fund Complex included TYG and TEAF.

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Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello and Berney and Ms. Herger, are the only members of each of these committees, except for the Executive Committee, for each Company. Each Company’s Executive Committee currently consists of Mr. Florence and Mr. Ciccotello.

Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Florence is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

●	Audit and Valuation Committee. The Audit and Valuation Committee of each of TYG and TEAF was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com) and in print to any stockholder who requests it from the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Committee: (i) is responsible for the appointment, compensation, retention or termination and oversight of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

●	Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG or TEAF as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2025 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Bylaws of TYG (but not TEAF) require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.
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●	Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com). The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

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None of the Companies currently has a standing compensation committee. None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2024 for each of the Companies:

	TYG	TEAF
Board of Directors*	8	7
Executive Committee	0	0
Audit and Valuation Committee	5	5
Nominating and Governance Committee	2	2
Compliance Committee	2	2

During the 2024 fiscal year, for each of the Companies, all directors who were directors during the 2024 fiscal year attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Companies has a policy with respect to Board member attendance at annual meetings. All of the directors of each of TYG and TEAF attended the Company’s 2024 annual meeting in person.

ADDITIONAL INFORMATION CONCERNING CERTAIN LITIGATION

The Demand Futility Litigation. In May 2023, a stockholder of the Acquiring Fund (“Plaintiff”), filed suit against TYG, the Adviser, and current and former members of the Board of TYG, Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette, Alexandra Herger, and H. Kevin Birzer (the “Defendant Directors”), docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. 24-C-3- 002372 (filed May 12, 2023) (the “Demand Futility Litigation”). The suit was filed in the Circuit Court for Baltimore City after an earlier but substantively similar complaint filed in August 2022 in the District of Kansas was dismissed for Plaintiff’s failure to comply with TYG’s mandatory forum selection clause. The Plaintiff asserts that TYG and the Defendant Directors breached their fiduciary duties and committed gross negligence, basing their claims on allegations concerning the Defendant Directors’ supervision of the Adviser and its use of leverage in TYG, TYG’s policies pertaining to leverage, the Defendant Directors’ management of TYG during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. The Plaintiff also asserted a claim against the Adviser for rescission of the Adviser’s investment advisory contracts under Section 215 of the Investment Advisers Act, alleging that the Adviser improperly or excessively utilized leverage to increase its management fee. Plaintiff also sought rescission and declaratory judgment that TYG’s control share provision violated Section 18(i) of the Investment Company Act. In November 2023, Plaintiff voluntarily dismissed its control share provision claims. On February 16, 2024, the court dismissed the Demand Futility Litigation because (i) Plaintiff’s claims for gross negligence and rescission of the investment advisory contracts were time-barred under Maryland’s statute of limitations, and (ii) Plaintiff could not assert a claim for breach of fiduciary duty because Plaintiff failed to make pre-suit demand or to sufficiently plead that demand would have been futile. Plaintiff appealed the decision as to breach of fiduciary duty claim only in the Appellate Court of Maryland, No. 0370 (September Term, 2024). That appeal remains pending.

The Demand and the Demand Refused Litigation. A stockholder of TYG served a demand letter (the “Demand”) on the Board of TYG on April 2, 2024, demanding that the Board of TYG initiate litigation on behalf of such Fund against the Adviser and the current and former members of the Board of TYG, Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette, Alexandra Herger, and H. Kevin Birzer (the “Defendant Directors”). This stockholder had previously filed a complaint against TYG, the Adviser and the Defendant Directors in the Circuit Court for Baltimore City, Maryland, docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. 24-C-3-002372 (filed May 12, 2023) making derivative claims purportedly on behalf of TYG similar to the claims asserted in the Demand (the “Demand Futility Litigation”). The Circuit Court dismissed the complaint in the Demand Futility Litigation on, among other grounds, the failure by the stockholder to have first made demand on the Board of TYG or to otherwise plead demand was futile. That dismissal remains pending on appeal by the stockholder to the Appellate Court of Maryland, No. 0370 (September Term, 2024).

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The Demand, which followed after the dismissal of the Demand Futility Litigation, demands that TYG should assert claims against the Adviser and the Defendant Directors for breach of fiduciary duty based on, among other things, the Adviser’s use of leverage and management of TYG, the Defendant Directors’ supervision of the Adviser, TYG’s policies pertaining to leverage, the Defendant Directors’ management of TYG during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. In response to the Demand, the Board of TYG formed a special Committee (the “Demand Review Committee”) comprised of disinterested directors, which retained independent counsel with no prior connection with TYG or the Adviser to assist it with investigating the claims raised in the Demand. With the assistance of independent counsel, the Demand Review Committee, conducted an independent investigation in response to the Demand and concluded that the allegations in the Demand were not supported by the underlying facts and/or simply failed to state non-exculpated claims. The Board of TYG considered the Demand Review Committee’s findings and concluded that the claims asserted in the Demand were valueless and, if pursued, may actually result in losses to TYG in the form of mandatory indemnification payments to the Adviser and the Board of TYG for the cost of litigation. On August 24, 2024, counsel to the stockholder issuing the Demand was informed of the decision on the Demand.

On November 22, 2024, the stockholder who had issued the demand, filed a lawsuit in the Circuit Court for Baltimore City against TYG, the Adviser, and the Defendant Directors (the “Demand Refused Litigation”), docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. C-24-CV-24-004103 (filed November 22, 2024). The stockholder-plaintiff alleges that the Board of TYG wrongfully refused the Demand and seeks to bring the same breach of fiduciary duty claim alleged in the Demand (as well as the Demand Futility Litigation). On May 28, 2025, the court in the Demand Refused Litigation issued an order finding that the issues raised were “closely related” to and “have substantial overlap” with the claims raised in the Demand Futility Litigation, which remains pending on appeal. To “(1) preserve judicial economy, (2) avoid possible inconsistent rulings and (3) avoid affecting the Appellate Court proceedings,” the Circuit Court stayed the Demand Refused Litigation, pending resolution of the appeal in the Demand Futility Litigation. Thus, the Demand Refused Litigation remains pending.

Director and Officer Compensation

None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal year 2024 to each of the current independent directors for their services as a director. Andrew J. Iseman did not serve as a director for either Company or for any other entity in the Fund Complex during the fiscal year ended November 30, 2024. None of the Companies has any retirement or pension plans.

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Name of Person, Position	Aggregate Compensation from Company(1)		Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex* Paid to Director
	TYG	TEAF
Independent Directors
Conrad S. Ciccotello	$25,200	$21,800	$0	$0	$162,000
Rand C. Berney	$25,200	$21,800	$0	$0	$128,000
Alexandra A. Herger	$23,600	$20,200	$0	$0	$119,600

*	For the fiscal year ended November 30, 2024, for each director, the Fund Complex included TYG, TEAF, Tortoise Essential Energy Fund (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline and Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”). For Mr. Ciccotello, the Fund Complex also includes TSIFX, on which board he serves.
(1)	No amounts have been deferred for any of the persons listed in the table.

For the 2025 fiscal year, each independent director receives an annual retainer from each Company as set forth below. Additionally, each independent director receives a fee of $1,000 for each meeting of the Board of Directors he or she attends in person, as well as $500 for each meeting of the Board of Directors attended telephonically, and $500 for each committee meeting attended in person or telephonically. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees. The Lead Independent Director, the Chairman of the Audit and Valuation Committee, and each other committee chairman each receives an additional annual retainer as set forth below. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TEAF
Annual Board Retainer	$60,000	$20,000
Lead Independent Director Retainer	$7,500	$2,500
Audit and Valuation Committee Chairman Retainer	$7,500	$2,500
Other Committee Chairman Retainer	$7,500	$2,500

Required Vote and Directors’ Recommendation

With respect to TYG (i) Alexandra Herger and Andrew Iseman will be elected by the vote of a plurality of all the votes cast by shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, and (ii) Thomas Florence will be elected by the vote of a plurality of all the votes cast by shares of preferred stock of the Company present at the meeting, in person or by proxy, to the exclusion of holders of common stock. With respect to TEAF, Thomas Florence, Alexandra Herger and Andrew Iseman will be elected by the vote of a plurality of all the votes cast by shares of common stock of the Company present at the meeting, in person or by proxy. Stockholders do not have cumulative voting rights, and proxies cannot be voted for a greater number of persons than the number of nominees named. A vote by plurality means the nominee with the highest number of affirmative votes, regardless of any votes withheld, will be elected.

With respect to TYG, each common share is entitled to one vote in the election of Alexandra Herger and Andrew Iseman and each preferred share is entitled to one vote in the election of Thomas Florence, Alexandra Herger and Andrew Iseman. With respect to TEAF, each common share is entitled to one vote in the election of Thomas Florence, Alexandra Herger and Andrew Iseman.

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If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Companies understand that, under the rules of the New York Stock Exchange (“NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Pursuant to these NYSE rules, Proposal No. 2 for each Company for this year’s Annual Meeting, ratification of the Board’s selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025, qualifies as a “routine” matter, and all other agenda items for this year’s Annual Meeting qualify as “non-routine” matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters.

For the purposes of the vote on these proposals, for each Company, abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting.

BOARD RECOMMENDATION

The Board of Directors of TYG, unanimously recommends that the common stockholders vote “for” Alexandra Herger and Andrew Iseman as a director and that the preferred stockholders vote “for” Thomas Florence, Alexandra Herger and Andrew Iseman as a director. The Board of Directors of TEAF unanimously recommends that the common stockholders vote “for” Thomas Florence and Alexandra Herger as directors.

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PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on April 3, 2025, the Board of Directors of the Companies approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Companies’ independent registered public accounting firm for the year ended November 30, 2024. On April 8, 2025, the Companies notified Ernst & Young LLP of the Companies’ engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young LLP (“EY”), the previous independent registered public accounting firm for each Company, on the Companies’ financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025: (i) there were no disagreements between either of the Companies and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to either of the Companies, other than, with respect to TYG, the material weakness in internal controls identified by management and EY which existed during the fiscal year ended November 30, 2022 (as previously disclosed in certain required regulatory filings) related to accounting for income taxes with respect to TYG’s anticipated conversion from a Corporation to a Regulated Investment Company for federal income tax purposes. As of November 30, 2023, the material weakness was remediated.

Each of the Companies has provided EY with a copy of the foregoing disclosures and has requested that EY furnish the Companies with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by each such Company and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated April 9, 2025, was previously filed as an exhibit to each Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2025.

Further, during each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025, neither of the Companies nor any party acting on behalf of either Company consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Tait, Weller & Baker LLP (“TWB”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2025. TWB’s selection was approved by each Company’s Audit and Valuation Committee. Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

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Prior to the engagement of TWB as described above, EY had audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004 and TEAF in March 2019). Neither EY nor TWB have any direct financial interest or any material indirect financial interest in any of the Companies. Representatives of each of EY and TWB are expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders). Each Company’s Audit and Valuation Committee met twice each year with representatives of EY during the term of their engagement, and currently meets twice each year with representatives of TWB, in each case to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote and Directors’ Recommendation

TWB will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of all the votes cast by shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. With respect to TYG, each common share and each preferred share is entitled to one vote on this proposal. With respect to TEAF, each common share is entitled to one vote on this proposal.

For the purposes of the vote on this proposal, for each Company, abstentions (if any), will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting. Since this Proposal 2 is considered a “routine matter” under applicable NYSE rules, we do not expect any broker non-votes to occur with respect to Proposal 2.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of each Company vote “for” the ratification of Tait, Weller & Baker LLP as their Company’s Independent Registered Public Accounting Firm.

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AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee of each of TYG and TEAF, reviews the Company’s annual financial statements with both management and the independent auditors.

In discharging its duties, the Audit and Valuation Committee of each Company has met with and has held discussions with management and the Company’s independent auditors. Each Company’s Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2024 with management. Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The independent auditors provided to each Company’s Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and each Company’s Audit and Valuation Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the Securities and Exchange Commission (“SEC”).

The Audit and Valuation Committee of each of TYG and TEAF

Rand C. Berney (Chairman)

Conrad S. Ciccotello

Alexandra A. Herger

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit and Valuation Committee selected TWB as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2025. EY served as the independent registered public accounting firm to audit the books and records of each Company for its fiscal year ending November 30, 2024. Each of EY and TWB is registered with the Public Company Accounting Oversight Board.

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FEES AND SERVICES

The following table, presented in the format required by SEC rules, shows that TWB did not bill any fees to either of the Companies for the fiscal years ended November 30, 2024 and 2023, since TWB was not serving as either Company’s independent registered public accountant during such periods:

	TYG		TEAF
	2024	2023	2024	2023
Audit Fees	—	—	—	—
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2024 and 2023 by EY, respectively:

	TYG		TEAF
	2024	2023	2024	2023
Audit Fees(1)	$180,814	$142,050	$108,050	$97,400
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	$26,103	$78,549	$20,453	$19,724
All Other Fees	—	—	—	—

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.

(3) For professional services for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of each Company has adopted pre-approval policies and procedures. Under these policies and procedures, the Audit and Valuation Committee of each Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by EY and TWB. None of these services provided by EY or TWB were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of EY’s and TWB’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of EY and TWB.

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During the respective fiscal years ended November 30, 2023 and November 30, 2024, the Adviser paid $0 to TWB in 2023 and $0 in 2024, and the Adviser paid to EY $33,850 in 2023 and $35,300 in 2024 for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by each Company’s Audit and Valuation Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, TWB or EY for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit and Valuation Committee of each Company has considered whether the provision of services (other than audit services) by each of EY and TWB to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining the independence of each of EY and TWB, respectively, in performing audit services.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion, as permitted by federal proxy rules and by NYSE rules.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At May 31, 2025, each director and director nominee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors and director nominees who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company(1)
Interested Persons	TYG	TEAF
Thomas Florence	None	None
Independent Persons
Conrad S. Ciccotello	Over $100,000	$10,001-$50,000
Rand C. Berney	Over $100,000	$10,001-$50,000
Alexandra A. Herger	$10,001-$50,000	$1-$10,000
Andrew J. Iseman	None	None

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Family of Investment Companies(2)
Interested Persons
Thomas Florence	None
Independent Persons
Conrad S. Ciccotello	Over $100,000
Rand C. Berney	Over $100,000
Alexandra A. Herger	$10,001-$50,000
Andrew J. Iseman	None

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on May 31, 2025.
(2)	Includes TYG and TEAF. Amounts based on the closing price of each of TYG’s and TEAF’s common shares on the New York Stock Exchange on May 31, 2025. For Mr. Ciccotello, also includes TSIFX, of which he held no shares at May 31, 2025.

At May 31, 2025, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

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	TYG Common Shares	TEAF Common Shares
Independent Directors and Director Nominee
Conrad Ciccotello	10,445.23(1)	2,065.93
Rand C. Berney	2,788.14(2)	1,441.70(2)
Alexandra A. Herger	542.00	250.00
Andrew J. Iseman	—	—
Interested Directors and Officers
Thomas Florence	—	—
Matthew G.P. Sallee	3,287.00	1,250.00
Sean Wickliffe	—	—
Directors and Officers as a Group	17,062.38	5,007.63

None of the independent directors and none of the interested directors and officers hold any TYG preferred shares.

% of Outstanding Shares (3)
	TYG Common Shares	TEAF Common Shares
Independent Directors and Nominee
Conrad Ciccotello	*	*
Rand C. Berney	*	*
Alexandra A. Herger	*	*
Andrew J. Iseman	*	*
Interested Directors and Officers
Thomas Florence	*	*
Matthew G.P. Sallee	*	*
Sean Wickliffe	*	*
Directors and Officers as a Group	*	*

*	Indicates less than 1%.
(1)	Mr. Ciccotello holds 155 of these shares jointly with his wife.
(2)	All shares are held in a revocable trust, of which Mr. Berney and his wife are co-trustees and share voting and investment power with respect to the shares.
(3)	Based on the following shares outstanding as of May 31, 2025: 17,235,671 shares of TYG common stock, and 13,491,127 shares of TEAF common stock.
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The table below indicates the persons known to TEAF to own 5% or more of its common stock as of May 31, 2025.

Name and Address	Number of TEAF Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Saba Capital Management GP, LLC (*) Boaz R. Weinstein (*) 405 Lexington Avenue, 58th Floor New York, New York 10174	1,549,226	11.48%

(*)	Information based on a Schedule 13D Amendment filed jointly on April 17, 2025 by Saba Capital Management L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein. Saba GP is the general partner of Saba Capital and other affiliated entities, and Mr. Weinstein is managing member of Saba GP, as well as updates to Saba Capital’s aggregate holdings reported on subsequent SEC Form 4 reports filed through May 31, 2025 (with the latest such Form 4 having been filed on April 29, 2025). The amended Schedule 13D reports shared voting and dispositive power by each reporting person over the shares listed in the table above, and that the funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the Common Shares.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of May 31, 2025.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Prudential Financial Inc. (*) 751 Broad Street Newark, NJ 07102-3777	3,800,000	97.5%

(*)	Information based on a Schedule 13G filed on January 8, 2025. Prudential Financial Inc. reports that it has sole voting and sole dispositive power over all of the shares listed in the table above.

The table below indicates the persons known to TYG to own 5% or more of its outstanding shares of common stock as of May 31, 2025.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Saba Capital Management, L.P. (*) 405 Lexington Avenue, 58th Floor Attention: Michael D’Angelo New York, NY 101784	625,915	5.81%
Morgan Stanley (**) 1585 Broadway New York, NY 10036 Morgan Stanley Smith Barney LLC (**) 1585 Broadway New York, NY 10036	960,816	8.9%

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(*)	Information based on a Schedule 13D amendment filed jointly on July 1, 2025, by Saba Capital Management L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein. Saba GP is the general partner of Saba Capital and other affiliated entities, and Mr. Weinstein is managing member of Saba GP.. The amended Schedule 13D reports shared voting and dispositive power by each reporting person over the shares listed in the table above, and that the funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the Common Shares.
(**)	Information based on Schedule 13G amendment filed on February 5, 2025. Morgan Stanley reports that it has shared dispositive power over all of the shares listed in the table above and shared voting power over 688 such shares, and that its subsidiary Morgan Stanley Smith Barney LLC has shared dispositive power over 960,129 of such shares and shared voting power over 1 such share.

DELINQUENT SECTION 16(a) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file. Based solely on a review of those forms furnished to the Company, or written representations that no other reports were required to be filed, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year.

INVESTMENT ADVISER

Tortoise Capital Advisors, L.L.C. is each Company’s investment adviser. The Adviser’s address is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of May 31, 2025, the Adviser had approximately $8.9 billion of client assets under management. RWC Asset Management LLP, is the investment sub-adviser to TEAF. The address of RWC is Verde 4th Floor, 10 Bressenden Place, London, England, SW1E 5DH. Of the assets under management for the Adviser, as of May 31, 2025, approximately $67.1 million of assets are jointly managed, with the Adviser serving as the primary investment adviser and RWC acting as the sub-adviser.

MORE INFORMATION ABOUT THE MEETING

Stockholders. At the record date, each Company had the following number of shares issued and outstanding, each of which is entitled to one vote per share on those matters as to which such class has voting rights as described in this proxy statement:

	Common Shares	Preferred Shares
TYG	17,235,671	3,896,212
TEAF	13,491,127	N/A

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by such proxy will be voted: “FOR” the proposal to elect Thomas Florence and Alexandra Herger to serve as a director of the Company until the 2028 Annual Meeting of Stockholders; and “FOR” the proposal to ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2025.

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How To Vote. You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives, or by the firm of EQ Fund Solutions, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005 (“EQ”), which we have engaged to provide customary services in connection with the solicitation of annual meeting proxies at a fee that is not anticipated to exceed $17,750. None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum as required to conduct business at the Annual Meeting. For purposes of determining the presence or absence of a quorum for each Company, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting for quorum purposes but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG and TEAF. Each Company will furnish without charge upon written request a copy of its most recent annual report, as well as its semiannual report for the six months ending June 30, 2025 when available. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, (866) 362-9331.

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ADMINISTRATOR

TYG and TEAF have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoisecapital.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2026 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, not later than 5:00 p.m., Central Time on March 16, 2026. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy materials sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, no earlier than February 2, 2026, nor later than 5:00 p.m. Central Time on March 16, 2026. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain additional prescribed information regarding such person’s background and ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

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These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Jeffrey S. Kruske

Secretary

July 10, 2025

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**TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND**
**PO Box 43131**
**Providence, RI 02940-3131**

# EVERY VOTE IS IMPORTANT

**SCAN**
The QR code or visit
www.proxy-direct.com
to vote your shares

**CALL**
**1-800-337-3503**
Follow the recorded instructions
*available 24 hours*

**MAIL**
Vote, sign and date and return in the
enclosed Business Reply Envelope

**VOTE IN PERSON**
Attend Stockholder Meeting
5901 College Boulevard, Suite 400,
Overland Park, KS 66211
on August 14, 2025

**Please detach at perforation before mailing.**

**COMMON SHARES**

**THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS**. The undersigned holder of common shares of Tortoise Sustainable and Social Impact Term Fund, revoking prior proxies, appoints Thomas Florence and Matthew Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Sustainable and Social Impact Term Fund to be held on Thursday, August 14, 2025, at 10:00 a.m. Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

**Change of Address –** Please print new address below.

________________________________

________________________________

TEA_34650_070225
**PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**
XXXXXXXXXXXXXX code

# EVERY STOCKHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on August 14, 2025.**
**The Combined Proxy Statement for this meeting is available at:**
**https://www.proxy-direct.com/tor-34650**

**IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,**
**YOU NEED NOT RETURN THIS PROXY CARD**

**Please detach at perforation before mailing.**

**This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" proposals 1 and 2.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:** ☒

## A Proposals The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

| | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|---|
| 01. Thomas Florence** 02. Alexandra A. Herger* 03. Andrew J. Iseman** | ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.________________________________________

| | YES | NO |
|---|---|---|
| **I plan to attend the Annual Meeting.** | ☐ | ☐ |

## B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx TEA 34650 xxxxxxxx